UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

October 25, 2022 (October 21, 2022)
Date of Report (date of earliest event reported)

Rimini Street, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37397	36-4880301
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

3993 Howard Hughes Parkway, Suite 500
Las Vegas, NV 89169
(Address of principal executive offices) (Zip Code)

(702) 839-9671
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock, par value $0.0001 per share	RMNI	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2) of this chapter.
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

ITEM 8.01	OTHER EVENTS

On October 21, 2022, Rimini Street, Inc. (the “Company”) and Oracle filed a joint Stipulation of Dismissal of Certain Claims and Remedies with Prejudice (the “Stipulation”) with the United States District Court for the District of Nevada (the “District Court”) in Case Number 2:14-cv-01699-MMD-DJA (“Rimini II”) filed by the Company against Oracle in 2014. As part of the Stipulation, among other items, Oracle agreed to dismiss its claims against the Company and its Chief Executive Officer, Seth Ravin, in the Rimini II litigation “for monetary relief of any kind under any legal theory[,] including but not limited to claims for damages, restitution, unjust enrichment, and disgorgement [ . . . ].”

On October 24, 2022, the District Court issued an Order granting the Stipulation and dismissing the claims of Oracle described therein with prejudice. A copy of the Order is attached hereto as Exhibit 99.1 and is incorporated herein by reference. All information in this Item 8.01 is presented as of the date of this Current Report on Form 8-K and not any future date, and the Company does not undertake any obligation to, and disclaims any duty to, update any of the information provided.

Please see the Company’s Current Report on Form 8-K dated October 17, 2022 and its latest Quarterly Report on Form 10-Q for additional information and disclosures regarding litigation with Oracle.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)    Exhibits.

Exhibit No.	Exhibit Title

99.1*
Order Granting Stipulation of Dismissal of Certain Claims and Remedies with Prejudice, as Entered by the United States District Court for the District of Nevada on October 24, 2022 (Dkt. No. 1421) Case No.: 2:14-cv-01699-MMD-DJA

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
__________
*Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

RIMINI STREET, INC.

Dated: October 25, 2022	By:	/s/ Michael L. Perica
Name: Michael L. Perica
Title: EVP and Chief Financial Officer

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